ALTEGRIS FIXED INCOME LONG SHORT FUND

Class A	Ticker: FXDAX
Class C	Ticker: FXDCX
Class I	Ticker: FXDIX
Class N	Ticker: FXDNX

(each a series of Northern Lights Fund Trust)

Supplement dated November 14, 2014 to the Prospectus dated April 30, 2014

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Effective November 14, 2014, Robert J. Murphy has been added as portfolio manager of the Altegris Fixed Income Long Short Fund (the “Fund”), and Matthew Osborne has been removed as a portfolio manager of the Fund.  Mr. Murphy is, together with Eric Bundonis, each of the Adviser, and the Sub-Adviser portfolio managers, Kevin Schweitzer of RockView Management, LLC and Anilesh “Neil” Ahuja of Premium Point Investments LP, primarily responsible for the day-to-day management of the Fund. The investment objective, principal investment strategies and principal risks of the Fund have not changed.

The following replaces the information in the section titled “Investment Adviser Co-Portfolio Managers” on page 6 of the Prospectus:

Eric Bundonis has been Portfolio Manager to the Fund since April 2014, and Robert Murphy has been Portfolio Manager to the Fund since November 2014.  Mr. Bundonis is the lead portfolio manager.

Co-Portfolio Managers	Title
Eric Bundonis, CFA	Vice President and Co-Director Research and Investments
Robert J. Murphy, CFA, FRM, CAIA	Senior Vice President and Deputy Chief Investment Officer

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The section titled “Investment Adviser Co-Portfolio Managers” on pages 22-24 is amended to delete the information regarding Matthew Osborne and to add the following to the end of the section:

Robert J. Murphy, CFA, FRM, CAIA

Senior Vice President and Deputy Chief Investment Officer

Mr. Murphy has served as Senior Vice President and Deputy Chief Investment Officer of the Adviser since August 2014.  Mr. Murphy is a member of the Altegris Investment Committee and is responsible for specific portfolio and risk management responsibilities. From July 2009 to July 2014, Mr. Murphy served as the Chief Investment Officer, Co-Portfolio Manager and Director of Risk for Hatteras Alternative Mutual Funds, a subsidiary of Hatteras Funds. At Hatteras he led the portfolio management team with responsibility for establishing the policies, processes and direction for asset allocation, portfolio construction and portfolio management. In addition, as Chief Investment Officer and Chairman of the

Investment Committee, Mr. Murphy was responsible for the overall risk management of the Hatteras Alternative Mutual Funds, including establishing risk/reward criteria and investment risk allocation.

Prior to joining Hatteras, Mr. Murphy was with Ivy Asset Management Corp. LLC, a division of BNY Mellon Asset Management, as a Managing Director in the Investments Group and in the Investment Products and Strategy Group from October 2008 to July 2009. Before joining Ivy in August 2008, Mr. Murphy was a Partner and Director of Risk Management at Meridian Capital Partners, where, beginning in October 2001, he worked in various senior capacities, including investment manager research and portfolio management. Earlier in his career, Mr. Murphy was a senior fixed income investment banker with several respected financial industry organizations including DLJ and Bear Stearns. Mr. Murphy received his BA and MBA degrees from the State University of New York at Albany. He has earned designations as a Charter Financial Analyst (CFA®), Financial Risk Manager (FRM) and Chartered Alternative Investment Analyst (CAIA).

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The Statement of Additional Information provides additional information about the portfolio managers’ compensation, other accounts managed, and ownership of Fund shares.

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The information in this supplement contains new and additional information beyond that in the Prospectus, dated April 30, 2014, as amended and Statement of Additional Information (“SAI”), dated April 30, 2014, as amended.  This supplement should be read in conjunction with the Prospectus and SAI and should be retained for future reference.

ALTEGRIS FIXED INCOME LONG SHORT FUND

Class A	Ticker: FXDAX
Class C	Ticker: FXDCX
Class I	Ticker: FXDIX
Class N	Ticker: FXDNX

(each a series of Northern Lights Fund Trust)

Supplement dated November 14, 2014

to the Statement of Additional Information (“SAI”) dated April 30, 2014

______________________________________________________________________

Effective November 14, 2014, Robert J. Murphy has been added as portfolio manager of the Altegris Fixed Income Long Short Fund (the “Fund”), and Matthew Osborne has been removed as a portfolio manager of the Fund.  Mr. Murphy is, together with Eric Bundonis, each of the Adviser, and the Sub-Adviser portfolio managers, Kevin Schweitzer of RockView Management, LLC and Anilesh “Neil” Ahuja of Premium Point Investments LP, primarily responsible for the day-to-day management of the Fund. The investment objective, principal investment strategies and principal risks of the Fund have not changed.

The first sentence of the first paragraph under the section titled “Portfolio Manager” on page 42 is deleted and replaced with the following:

Eric Bundonis and Robert Murphy, each of the Adviser, are Co-Portfolio Managers of the Fund.

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In the section titled “Portfolio Manager—Adviser Co-Portfolio Managers” on pages 42- 43, the table providing information concerning Matthew Osborne is deleted, and the following sentence is inserted at the end of the section:

As of November 13, 2014, Mr. Murphy was not primarily responsible for the day-to-day management of the portfolio of any other account.

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The section titled “Compensation- Adviser” on page 45 is deleted and replaced with the following:

For services as a portfolio co-manager to the Fund, each of Eric Bundonis and Robert Murphy receives a salary and a discretionary bonus from the Adviser. Each of Messrs. Bundonis and Murphy also have an equity interest in a privately-held entity that directly or indirectly controls the Adviser and its affiliates, and will receive compensation from that entity based upon the future profitability of the Adviser and its affiliates.

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On page 46, the table under the section titled “Ownership of Securities” is amended to delete the information regarding Matthew Osborne and to include the following:

Altegris Fixed Income Long Short Fund
Robert Murphy	None

The information provided is as of November 13, 2014.

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The information in this supplement contains new and additional information beyond that in the Prospectus, dated April 30, 2014, as amended and Statement of Additional Information (“SAI”), dated April 30, 2014, as amended.  This supplement should be read in conjunction with the Prospectus and SAI and should be retained for future reference.